Exhibit 99.1

Relationships F - I - R - S - T Sandler O’Neill + Partners East Coast Financial Services Conference November 14, 2019

Forward Looking Statements Forward Looking Statements This presentation contains forward looking statements within the meaning of the Securities and Exchange Act of 1934 , as amended, including statements of goals, intentions, and expectations as to future trends, plans, events or results of Company operations and policies and regarding general economic conditions . In some cases, forward - looking statements can be identified by use of words such as “may,” “will,” “anticipates,” “believes,” “expects,” “plans,” “estimates,” “potential,” “continue,” “should,” and similar words or phrases . These statements are based upon current and anticipated economic conditions, nationally and in the Company’s market, interest rates and interest rate policy, competitive factors and other conditions which by their nature, are not susceptible to accurate forecast and are subject to significant uncertainty . For details on factors that could affect these expectations, see the risk factors and other cautionary language included in the Company’s Annual Report on Form 10 - K and other periodic and current reports filed with the SEC . Because of these uncertainties and the assumptions on which this discussion and the forward - looking statements are based, actual future operations and results in the future may differ materially from those indicated herein . Readers are cautioned against placing undue reliance on any such forward - looking statements . The Company’s past results are not necessarily indicative of future performance . The Company does not undertake to publicly revise or update forward - looking statements in this presentation to reflect events or circumstances that arise after the date of this presentation, except as may be required under applicable law . This presentation was delivered digitally . The Company makes no representation that subsequent to delivery of the presentation it was not altered . For the most current, accurate information, please refer to www . eaglebankcorp . com and go to the Investor Relations tab . For further information on the Company please contact : Michael T . Flynn 240 - 497 - 2040 mflynn@eaglebankcorp . com 2

Company Overview ▪ Eagle Bancorp, Inc. is a highly profitable community bank focused on the Washington, DC metropolitan area ▪ Commercially - oriented business model with deep relationships of loans, core deposits and related products ▪ S treamlined network of 20 branches and 2 LPOs located in Northern Virginia, Suburban Maryland and the District of Columbia ▪ #1 in deposit market share among community banks headquartered in the Washington, DC metropolitan area ▪ Largest market capitalization of any community bank based in the Washington, DC metropolitan area ▪ Largest and most profitable bank headquartered and operating in the state of Maryland 3 Data as - of September 30, 2019.

Summary Statistics 4 NOTE: Data as - of September 30, 2019 unless otherwise noted. (1) Please refer to the Non - GAAP reconciliation and footnotes in the appendices on pages 34 - 39. Total Assets: $9.0 billion Total Loans: $7.6 billion Total Deposits: $7.4 billion Tangible Common Equity: $1.1 billion (1) Tangible Book Value per Common Share: $32.02 (1) Shares Outstanding (at close October 31, 2019): 33,583,928 Market Capitalization (at close October 31, 2019): $1.52 billion Institutional Ownership: 81% Member of Russell 2000 Yes Member of S&P SmallCap 600 Yes

Investment Rationale ▪ Highly Profitable, with Balanced Financial Performance ▪ Favorable Net Interest Margin = 3.72% ▪ Operating Leverage with streamlined branch system: Efficiency Ratio = 38.34% ▪ Clean Asset Quality: NPAs/Assets = 0.66%; NCOs/Average Loans = 0.08% ▪ C onsistent organic growth of loans and deposits ▪ DDA’s as a percentage of Average Deposits = 29.51% ▪ Strong capital ratios ▪ Cash Dividend: Yield = 1.96%; Dividend payout ratio = 20.56% ▪ Proven ability to evaluate and execute acquisitions ▪ Strategically positioned in the 5 th largest regional economy in the U.S. ▪ Dedicated, diverse and experienced Board focused on vision and governance 5 NOTE: Financial data at or for the quarter ended September 30, 2019,

Performance Statistics

Key Ratios (at or for the period ended)	EGBN								Peer Group (1)
	2014Y	2015Y	2016Y	2017Y	2018Y	2019Q1	2019Q2	2019Q3	2019Q2
PROFITABILITY									
Net Interest Margin	4.44%	4.33%	4.16%	4.15%	4.10%	4.02%	3.91%	**3.72%**	**3.55%**
Efficiency Ratio	50.67%	42.49%	40.29%	37.84%	37.31%	36.82%**	38.04%	**38.34%**	**62.01%**
Return on Average Assets	1.31%	1.49%	1.52%	1.62%**	1.91%	1.85%**	1.74%	**1.62%**	**1.15%**
Return on Average Tangible Common Equity	14.27%	14.69%	14.19%	12.54%**	16.63%	15.26%**	14.08%	**13.25%**	**N/A**
ASSET QUALITY									
Allowance Loan Losses/Gross Loans	1.07%	1.05%	1.04%	1.01%	1.00%	0.98%	0.98%	**0.98%**	**0.95%**
NPAs + 90 Days Past Due/Total Assets	0.68%	0.31%	0.30%	0.20%	0.21%	0.50%	0.45%	**0.66%**	**0.53%**
Net Charge-Offs to Average Loans (annualized)	0.17%	0.17%	0.09%	0.06%	0.05%	0.19%	0.08%	**0.08%**	**0.09%**
Reserve/NPLs (Coverage Ratio)	205.30%	397.95%	330.49%	489.20%	429.72%	329.15%**	192.70%	**127.87%**	**237.88%**
CAPITAL									
Tier 1 Leverage Ratio	10.69%	10.90%	10.72%	11.45%	12.08%	12.55%**	12.66%	**12.19%**	**10.30%**
Tangible Common Equity/Tangible Assets (2)	8.54%	10.56%	10.84%	11.44%	12.11%	12.65%**	12.60%	**12.13%**	**N/A**
Total Risk Based Capital Ratio	12.97%	12.75%	14.89%	15.02%	16.08%	16.27%**	16.36%	**16.08%**	**14.50%**
VALUATION									
Price/Earnings	18.2x	20.2x	21.3x	19.8x	11.0x	11.5x	12.4x	**10.4x***	**12.5x***
Price/Tangible Book Value	244%	268%	282%	235%	167%	166%	173%	**140%***	**179%***

NOTE: (1) Bank Holding Company Performance Report Peer Group represents companies with consolidated assets between $3 billion and $10 billion. (2) Please refer to the Non-GAAP reconciliation and footnotes in the appendices on pages 34 - 39. * Data as-of 9/30/19. The peer group valuation numbers represent the KRX Index. ** Data for 2017Y & 2019Q1 is shown on an adjusted basis.

EAGLE BANCORP, INC. 6

Experienced Senior Management Team 7 Years Years in with Name Title/Function Banking EGBN Susan G. Riel CEO & President, Eagle Bancorp & EagleBank 43 21 Charles D. Levingston EVP & Chief Financial Officer - Eagle Bancorp & EagleBank 19 8 Antonio F. Marquez EVP & Chief Real Estate Lending Officer 34 8 Lindsey S. Rheaume EVP & Chief C&I Lending Officer 34 5 Janice L. Williams EVP & Chief Credit Officer 25 16

Board Focused on Vision and Oversight 8 Years with Name Title/Function EGBN Norman R. Pozez Chair - Board of Directors, Governance & Nominating Committee 11 Kathy A. Raffa Board Member, Chair - Audit Committee 4 Leslie Ludwig Board Member, Chair - Compensation Committee 3 Matthew D. Brockwell Board Member 1 Theresa G. LaPlaca Board Member 1 Susan G. Riel Board Member - President & CEO 21 James A. Soltesz Board Member 12 Benjamin M. Soto Board Member 13 Leland M. Weinstein Board Member 21

EagleBank Locations 9 Loudoun County Fairfax County I - 66 I - 495 I - 95 Alexandria Arlington I - 495 N US 50 Washington, DC Prince George’s County I - 495 I - 95 Montgomery County I - 270 NOTE: Branch total as of September 30, 2019. Branch Lending System Offices Virginia 9 Maryland 6 2 Washington, DC 5 Total 20 2

Deposit Market Share

(Dollar values in thousands)

Washington, DC Metropolitan Area								
Rank	Local Community Banks	Company Name	Branches	June 30, 2018 Balance	June 30, 2019 Balance	Annual Growth	2019 Market Share	
1		Bank of America Corp.	149	36,020,840	38,188,832	6.0%	17.5%	76.4%
2		Capital One Financial Corp.	104	32,472,108	36,385,715	12.1%	16.6%	
3		Wells Fargo & Co.	156	29,004,206	27,965,536	-3.6%	12.8%	
4		SunTrust Banks Inc.	137	18,971,412	18,829,928	-0.7%	8.6%	
5		BB&T Corp.	153	14,122,059	14,314,193	1.4%	6.5%	
6		PNC Financial Services Group Inc.	178	13,829,853	14,121,929	2.1%	6.5%	
7		Citigroup Inc.	33	8,831,000	8,748,000	-0.9%	4.0%	
8		United Bankshares Inc.	64	8,491,143	8,603,932	1.3%	3.9%	
9	**1**	**Eagle Bancorp Inc.**	**20**	**6,344,313**	**7,011,807**	**10.5%**	**3.2%**	
10	2	Sandy Spring Bancorp Inc.	47	4,864,852	5,304,062	9.0%	2.4%	
11		HSBC Holdings Plc	12	3,459,642	4,586,832	32.6%	2.1%	
12		Toronto-Dominion Bank	50	3,950,139	4,407,148	11.6%	2.0%	
13		M&T Bank Corp	74	4,362,246	4,164,848	-4.5%	1.9%	
14	3	Atlantic Union Bank	33	1,836,408	3,949,701	115.1%	1.8%	
15	4	Burke & Herbert Bank & Trust Co.	25	2,329,599	2,398,132	2.9%	1.1%	
16	5	Revere Bank	8	1,523,792	1,677,877	10.1%	0.8%	
17	6	Old Line Bank	19	1,321,437	1,536,111	16.2%	0.7%	
18	7	John Marshall Bank	8	976,132	1,266,237	29.7%	0.6%	
19	8	First Virginia Community Bank	10	1,011,230	1,253,752	24.0%	0.6%	
20	9	Community Bank of the Chesapeake	9	976,279	1,127,550	15.5%	0.5%	
21		Amalgamated Bank	1	978,551	1,027,077	5.0%	0.5%	
22	10	Capital Bank	4	921,829	1,023,173	11.0%	0.5%	
23	11	Main Street Bank	6	803,223	1,013,455	26.2%	0.5%	
24	12	Congressional Bank	6	844,176	922,457	9.3%	0.4%	
25	13	SONABANK	16	541,282	657,042	21.4%	0.3%	
		All Other Market Participants	225	9,825,749	8,312,355	-15.4%	3.8%	
		Market Total	1,547	208,613,500	218,797,681	4.9%	100.0%	

NOTE: Washington, D.C. Metro Area as defined in FDIC Summary of Deposits Report. Data excludes: E*Trade whose deposits are substantially from outside of the defined market area.
SOURCE: FDIC, as of June 30, 2018 and June 30, 2019.

EAGLE BANCORP, INC. 10

Total Assets $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 $5,500 $6,000 $6,500 $7,000 $7,500 $8,000 $8,500 $9,000 $9,500 14Q3 14Q4 15Q1 15Q2 15Q3 15Q4 16Q1 16Q2 16Q3 16Q4 17Q1 17Q2 17Q3 17Q4 18Q1 18Q2 18Q3 18Q4 19Q1 19Q2 19Q3 Consistent Balance Sheet Growth 11 $9,003 NOTE: Virginia Heritage Bank acquisition closed on October 31, 2014. * Q4 2017 is shown on an operating basis. * Millions of Dollars

$5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 $45,000 14Q3 14Q4 15Q1 15Q2 15Q3 15Q4 16Q1 16Q2 16Q3 16Q4 17Q1 17Q2 17Q3 17Q4 18Q1 18Q2 18Q3 18Q4 19Q1 19Q2 19Q3 Net Income Available to Common SBLF Dividend Consistent Net Income Growth 12 $36,495 NOTE: Virginia Heritage Bank acquisition closed on October 31, 2014. * Q4 2017 & Q1 2019 is shown on an adjusted basis. * * Thousand of Dollars

$0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 $5.00 EPS (Reported) EPS (Operating) Earnings Per Share 13 $1.95 $2.08 $2.50 $2.86 $3.35 NOTE: Virginia Heritage Bank acquisition closed on October 31, 2014. EPS (Operating) for 2014 is net of merger related expenses. EPS for 2017 & Q1 2019 are shown on an adjusted basis.; Please refer to the Non - GAAP reconciliation and footnotes in the appendices on pages 34 - 39. $2.92 $4.42 $0.98 $1.11 $ 1.08 $ 1.07

$14.56 $18.83 $21.61 $24.67 $29.17 $32.02 $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 2014Y 2015Y 2016Y 2017Y 2018Y 2019YTD Tangible Book Value per Share 14 NOTE: P lease refer to the Non - GAAP reconciliation and footnotes in the appendices on pages 34 - 39. Virginia Heritage Bank acquisition closed on October 31, 2014.

Net Interest Margin 15 NOTE: Bank Holding Company Performance Report Peer Group represents companies with consolidated assets between $3 billion and $1 0 billion. Virginia Heritage Bank acquisition closed on October 31, 2014. 4.44% 4.33% 4.16% 4.15% 4.10% 4.02% 3.91% 3.72% 3.58% 3.49% 3.48% 3.53% 3.58% 3.54% 3.55% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 2014Y 2015Y 2016Y 2017Y 2018Y 2019Q1 2019Q2 2019Q3 EGBN Peer Group

4.77% 4.69% 4.60% 4.73% 5.09% 5.21% 5.21% 5.00% 4.06% 3.93% 3.93% 4.06% 4.38% 4.54% 4.57% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 5.50% 2014Y 2015Y 2016Y 2017Y 2018Y 2019Q1 2019Q2 2019Q3 Yield on Average Earning Assets EGBN Peer Group Yields and Cost of Funds 16 NOTE: Bank Holding Company Performance Report Peer Group represents companies with consolidated assets between $3 billion and $1 0 billion. Virginia Heritage Bank acquisition closed on October 31, 2014. * Impact of July 2016 Sub - Debt Raise in 2016 was (5bps). The Sub - Debt raise impact on Cost of Funds in 2016 was 4bps. * * 5.37% 5.24% 5.11% 5.17% 5.54% 5.62% 5.61% 5.39% 4.72% 4.48% 4.41% 4.52% 4.85% 5.00% 5.04% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 2014Y 2015Y 2016Y 2017Y 2018Y 2019Q1 2019Q2 2019Q3 Yield on Loans EGBN Peer Group 0.33% 0.36% 0.44% 0.58% 0.99% 1.19% 1.30% 1.28% 0.45% 0.42% 0.44% 0.54% 0.81% 1.02% 1.04% 0.00% 0.25% 0.50% 0.75% 1.00% 1.25% 1.50% 2014Y 2015Y 2016Y 2017Y 2018Y 2019Q1 2019Q2 2019Q3 Cost of Funds EGBN Peer Group

Moderate Interest Rate Risk Position

(Dollar value in thousands)

Interest Rate Indicators and Trends

	2014Y	2015Y	2016Y	2017Y	2018Y	2019Q1	2019Q2	**2019Q3**
Repricing Duration of Assets and Liabilities (months)								
Investments	49	47	43	41	34	38	36	**31**
Loans	27	25	23	17	17	17	19	**20**
Deposits	34	32	27	26	26	27	28	**29**
Borrowings	30	40	64	21	38	16	18	**53**
Economic Value of Assets and Liabilities								
Book Value of Portfolio Loans	$ 4,312,399	$ 4,998,368	$ 5,618,820	$ 6,348,262	$ 6,992,749	$ 7,174,074	$ 7,393,142	**$ 7,558,954**
Economic Value of Portfolio Loans	$ 4,314,618	$ 5,000,717	$ 5,624,085	$ 6,368,262	$ 7,028,362	$ 7,212,336	$ 7,464,750	**$ 7,646,105**
Premium (Discount) in Loans	0.1%	0.0%	0.1%	0.3%	0.5%	0.5%	1.0%	**1.2%**
Book Value of Deposits	$ 4,310,768	$ 5,158,445	$ 5,717,837	$ 5,852,129	$ 6,972,266	$ 6,682,022	$ 6,947,850	**$ 7,401,121**
Economic Value of Deposits	$ 4,197,226	$ 5,002,426	$ 5,548,300	$ 5,543,159	$ 6,607,501	$ 6,390,425	$ 6,774,745	**$ 7,192,806**
Premium (Discount) in Deposits	-2.6%	-3.0%	-3.0%	-5.3%	-5.2%	-4.4%	-2.5%	**-2.8%**
Book Value of Equity	$ 620,761	$ 738,602	$ 842,799	$ 950,438	$ 1,108,941	$ 1,148,487	$ 1,184,582	**$ 1,184,296**
Economic Value of Equity	$ 734,935	$ 896,974	$ 1,030,450	$ 1,291,456	$ 1,405,102	$ 1,385,181	$ 1,318,348	**$ 1,383,685**
Equity Premium Percentage	18.4%	21.4%	22.3%	35.9%	26.7%	20.6%	11.3%	**16.8%**
Interest Rate Shock Analysis								
SHORT TERM EFFECTS (dollars in thousands)								
Net Interest Income - Flat balance Sheet	$ 202,091	$ 250,826	$ 270,909	$ 290,055	$ 310,167	$ 319,604	$ 320,909	**$ 330,329**
Net Interest Income - + 100 basis point shock	$ 197,675	$ 250,113	$ 276,988	$ 305,576	$ 325,192	$ 333,632	$ 334,447	**$ 346,324**
Percentage Change	-2.2%	-0.3%	2.2%	5.4%	4.8%	4.4%	4.2%	**4.8%**
Net Interest Income - + 200 basis point shock	$ 199,613	$ 257,705	$ 289,966	$ 321,011	$ 339,949	$ 347,340	$ 347,788	**$ 362,222**
Percentage Change	-1.2%	2.7%	7.0%	10.7%	9.6%	8.7%	8.4%	**9.7%**
Net Interest Income - + 300 basis point shock	$ 203,701	$ 266,070	$ 303,319	$ 336,214	$ 354,675	$ 360,938	$ 360,984	**$ 377,973**
Percentage Change	0.8%	6.1%	12.0%	15.9%	14.3%	12.9%	12.5%	**14.4%**
Net Interest Income - + 400 basis point shock	$ 207,441	$ 274,468	$ 316,719	$ 351,372	$ 369,452	$ 374,675	$ 374,197	**$ 393,824**
Percentage Change	2.6%	9.4%	16.9%	21.1%	19.1%	17.2%	16.6%	**19.2%**
Net Interest Income - - 100 basis point shock	$ 200,680	$ 244,895	$ 264,079	$ 283,576	$ 295,870	$ 306,375	$ 308,597	**$ 318,159**
Percentage Change	-0.7%	-2.4%	-2.5%	-2.2%	-4.6%	-4.1%	-3.8%	**-3.7%**
Net Interest Income - - 200 basis point shock	$ 196,217	$ 241,220	$ 256,318	$ 269,693	$ 289,637	$ 301,675	$ 302,628	**$ 303,867**
Percentage Change	-2.9%	-3.8%	-5.4%	-7.0%	-6.6%	-5.6%	-5.7%	**-8.0%**

- Both assets and liabilities remain short with repricing durations at 20 months on loans and 29 months on deposits
- A 100 bps shock increase would increase Net Interest Income by about $16.0 million or 4.8% on a **static** balance sheet over a 12 month period

Virginia Heritage Bank acquisition closed on October 31, 2014.

EAGLE BANCORP, INC.
17

$0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 Revenue ($000s) Non-Int Expense ($000s) Consistent Increases in Operating Leverage 18 NOTE: P lease refer to the Non - GAAP reconciliation and footnotes in the appendices on pages 34 - 39. Virginia Heritage Bank acquisition closed on October 31, 2014. Data for Q2, Q3, Q4 2014 are shown on an operating basis, net of merger related expenses. Q4 2017 & Q1 2019 is shown on an adjusted basis.

51% 42% 40% 40% 37% 37% 38% 38% 68% 65% 64% 62% 61% 63% 62% 30% 35% 40% 45% 50% 55% 60% 65% 70% 75% 2014Y 2015Y 2016Y 2017Y 2018Y 2019Q1 2019Q2 2019Q3 EGBN Peer Group Superior Efficiency Ratio 19 Note: Bank Holding Company Performance Report Peer Group represents companies with consolidated assets between $3 billion an d $ 10 billion. Virginia Heritage Bank acquisition closed on October 31, 2014 . * Q1 2019 is shown on an adjusted basis. P lease refer to the Non - GAAP reconciliation and footnotes in the appendices on pages 34 - 39. *

Deposit Composition and Growth 20  Commercial focus drives growth of Noninterest Bearing Demand accounts  Wholesale Deposits used to enhance cost of funds, not a strategy to replace growth in core deposits (1) Core deposits include CDAR’s and ICS reciprocal deposits. (Dollar Values in Thousands) Deposit Type % of % of % of Balance Total Balance Total Balance Total Noninterest Bearing 2,057,886$ 32.3% 2,104,220$ 30.2% 2,051,106$ 27.7% Interest Bearing Transaction 459,455 7.2% 593,107 8.5% 918,011 12.4% Core Savings & Money Market (1) 2,143,677 33.7% 2,304,996 33.1% 2,297,508 31.0% Core CD's (1) 737,573 11.6% 829,435 11.9% 823,994 11.1% Wholesale Money Market 429,582 6.7% 644,563 9.2% 737,022 10.0% Wholesale CD's 544,132 8.5% 497,964 7.1% 574,872 7.8% Total Deposits 6,372,305$ 100% 6,974,285$ 100% 7,402,513$ 100% As of December 31, 2018 As of September 30, 2019As of September 30, 2018

Detail of Loan Portfolio

(Dollar Value in Thousands)

County	C&I	Owner Occupied CRE	Income Producing CRE	CRE Bridge Financing	Owner Occupied Const.	CRE Construction	Land	Residential Mortgage	Consumer	TOTAL	% of Total
Maryland											
Montgomery	$ 379,513	$163,315	$ 351,621	$ 279,094	$ 13,304	$ 79,539	$ 9,151	$ 12,882	$ 38,467	$1,326,886	17.6%
Prince George's	130,054	141,242	286,712	61,671	14,834	42,142	17,835	327	1,846	696,663	9.2%
Baltimore	34,345	34,720	57,588	84,148	2,463	1,032	-	-	260	214,556	2.8%
Anne Arundel	15,533	22,094	40,454	78,365	-	14,067	271	3,072	1,031	174,887	2.3%
Frederick	5,165	630	58,767	4,090	-	-	6,468	732	382	76,234	1.0%
Howard	14,942	11,394	31,965	14,103	-	650	4,877	971	1,247	80,149	1.1%
Eastern Shore	8,076	10,504	64,840	-	-	-	131	1,272	678	85,501	1.1%
Charles	4,227	20,407	9,709	-	-	-	-	446	189	34,978	0.5%
Other MD	4,541	8,771	11,843	-	-	1,094	3,029	-	545	29,823	0.4%
Washington DC	352,556	214,983	656,266	552,626	23,660	645,155	21,452	48,460	19,574	2,534,732	33.5%
						-					
Virginia											
Fairfax	246,952	69,392	259,379	168,929	-	63,795	3,773	16,377	9,771	838,368	11.1%
Loudoun	32,412	48,002	124,311	56,223	12,336	11,956	4,086	1,350	3,155	293,831	3.9%
Arlington	54,624	1,844	55,981	60,957	1,520	10,135	881	2,263	1,912	190,117	2.5%
Alexandria	42,153	14,219	43,443	17,994	-	56,120	-	1,666	440	176,035	2.3%
Prince William	9,262	31,576	83,910	17,756	206	9,011	4,399	-	1,415	157,535	2.1%
Fauquier	2,905	3,000	5,005	3,271	-	-	-	773	269	15,223	0.2%
Other VA	10,771	46,918	110,132	1,823	266	63	1,171	419	510	172,073	2.3%
Other USA	118,831	113,335	120,832	38,475	13,327	38,394	3,112	13,553	1,711	461,570	6.1%
Total	$1,466,862	$956,346	$2,372,758	$1,439,525	$81,916	$973,153	$80,636	$104,563	$83,402	$7,559,161	100.0%
% of Total	19.4%	12.7%	31.3%	19.0%	1.1%	12.9%	1.1%	1.4%	1.1%	100.0%	
	32.1%		50.3%			15.1%					

- Concentration in quality markets: Washington, DC, Montgomery County, Fairfax County
- Held for Sale residential mortgages not included

NOTE: Data as of September 30, 2019

EAGLE BANCORP, INC.
21

Credit Quality Trends 22 NOTE: Virginia Heritage Bank acquisition closed on October 31, 2014. (Dollar Values in Thousands) 2014Y 2015Y 2016Y 2017Y 2018Y 2019Q1 2019Q2 2019Q3 Nonperforming Assets: Accruing Loans 90 or More Days Past Due -$ -$ -$ -$ -$ -$ -$ 16,528$ Nonaccrual 22,443 13,239 17,875 13,238 16,277 40,261 37,408 41,122 Total Nonperforming Loans (NPLs) 22,443$ 13,239$ 17,875$ 13,238$ 16,277$ 40,261$ 37,408$ 57,650$ Other Real Estate Owned (OREO) 13,224 5,852 2,694 1,394 1,394 1,394 1,394 1,487 Total Nonperforming Assets 35,667$ 19,091$ 20,569$ 14,632$ 17,671$ 41,655$ 38,802$ 59,137$ Performing Restructured Loans (TDRs) 13,502 11,836 7,924 12,339 13,601 26,175 8,608 8,567 NPAs/Assets 0.68% 0.31% 0.30% 0.20% 0.21% 0.50% 0.45% 0.66% NPAs+TDRs/Assets 0.94% 0.51% 0.41% 0.36% 0.37% 0.81% 0.55% 0.75% Reserves 46,075$ 52,687$ 59,073$ 64,758$ 69,944$ 69,943$ 72,086$ 73,720$ Reserves/Loans 1.07% 1.05% 1.04% 1.01% 1.00% 0.98% 0.98% 0.98% Charge-Offs NCOs/Average Loans 0.17% 0.17% 0.09% 0.06% 0.05% 0.19% 0.08% 0.08%

Consistent Asset Quality 23 Total Loans ($mms) Note: Virginia Heritage Bank acquisition closed on October 31, 2014. Net Charge-Off History for the periods ended June 30, 2019 EGBN EGBN Loan Type 2 Year Avg. 3 Year Avg. Income Producing CRE 0.01% 0.03% Owner Occupied CRE 0.01% 0.01% Construction and Land 0.20% 0.16% Commercial & Industrial 0.11% 0.13% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 Sep- 15 Dec- 15 Mar- 16 Jun- 16 Sep- 16 Dec- 16 Mar- 17 Jun- 17 Sep- 17 Dec- 17 Mar- 18 Jun- 18 Sep- 18 Dec- 18 Mar- 19 Jun- 19 Sep- 19 Total Loans ($) NPAs (%) Charge Offs (%) (Dollar Values in Thousands) Loan NPAs/ Average Year Growth Assets Charge-Offs 2014 $1,367,241 0.68% 0.17% 2015 $685,969 0.31% 0.17% 2016 $679,525 0.30% 0.09% 2017 $733,635 0.20% 0.06% 2018 $579,919 0.21% 0.05% 2019 YTD $567,714 0.66% 0.12%

Strength in C&I Lending 24  At 19% of the Loan Portfolio, EagleBank has a much larger focus o n C&I Lending than other local peer banks  C&I Loan Portfolio is predominantly variable rate loans  11% Annual growth rate of Owner Occupied Loans, which are key to small and mid - market relationships  DDA Operating Accounts of C&I relationships are a critical component of deposit composition strategy  Treasury Management services provide opportunity for relationship retention and expansion

CRE Risk Management 25  Executive & Board Level Oversight of Approval Process  Disciplined Underwriting  Proactive Portfolio Management  Quarterly Stress Testing of CRE Portfolio  Quarterly Independent Credit Review  Dedicated Special Assets Team

CRE Concentration 26 (1) All peer group and other data is from the FR Y - 9C and Bank Holding Company Performance Report. Peer group data is based on the Compa ny’s asset size at the time of reporting. (2) Represents CRE (excluding owner occupied) concentration as a percentage of EGBN consolidated risk - based capital. * Virginia Heritage Bank acquisition closed on October 31, 2014 . (Dollar Values in Thousands) 2010Y 2011Y 2012Y 2013Y 2014Y* 2015Y 2016Y 2017Y 2018Y 2019Q1 2019Q2 2019Q3 Total CRE Portfolio (excl Own Occ) 909,058$ 1,147,897$ 1,431,984$ 1,660,266$ 2,453,662$ 2,978,550$ 3,246,636$ 3,900,263$ 4,213,281$ 4,385,841$ 4,602,792$ 4,809,433$ CRE/Total Loans (1) 51.77% 47.63% 57.44% 56.37% 56.78% 59.59% 57.18% 60.83% 60.26% 61.14% 62.26% 63.62% CRE Nonperforming Loans NPLs/Total CRE 1.43% 1.67% 1.40% 0.88% 0.23% 0.22% 0.34% 0.16% 0.14% 0.45% 0.20% 0.26% Peer NPLs/Total CRE (1) 4.42% 3.52% 2.40% 1.50% 0.86% 0.53% 0.40% 0.33% 0.41% 0.41% 0.38% Total Net Charge Offs NCOs/Total CRE 0.18% 0.09% 0.18% 0.07% 0.07% 0.06% 0.04% 0.07% 0.01% 0.26% 0.18% 0.11% Peer NCOs/Total CRE (1) 1.53% 1.10% 0.67% 0.22% 0.06% 0.01% 0.01% 0.01% 0.01% 0.01% 0.01% CRE Concentration (2) 401.12% 392.96% 375.05% 377.00% 388.64% 394.40% 319.33% 345.17% 325.08% 328.92% 336.65% 355.12%

ADC Concentration

(Dollar Values in Thousands)	2010Y	2011Y	2012Y	2013Y	2014Y*	2015Y	2016Y	2017Y	2018Y	2019Q1	2019Q2	2019Q3
Total ADC Portfolio	$ 327,718	$ 448,470	$ 539,069	$ 628,880	$ 798,241	$ 909,654	$ 976,599	$1,413,922	$1,616,098	$1,626,531	$1,618,114	$ 1,657,638
ADC/Total Loans (1)	18.66%	18.61%	21.62%	21.35%	18.47%	18.20%	17.20%	22.05%	23.12%	22.68%	21.89%	21.89%
ADC Nonperforming Loans												
NPLs/Total ADC	4.50%	3.89%	3.45%	1.33%	0.51%	0.08%	0.13%	0.05%	0.25%	0.19%	0.57%	0.55%
Peer NPLs/Total ADC (1)	11.24%	8.85%	6.51%	2.91%	1.28%	0.63%	0.35%	0.21%	0.18%	0.20%	0.14%	
Total Net Charge Offs												
NCOs/Total ADC	0.52%	0.28%	0.44%	0.21%	0.26%	-0.02%	0.16%	0.15%	0.01%	0.00%	0.00%	0.00%
Peer NCOs/Total ADC (1)	4.30%	3.09%	2.37%	0.46%	-0.11%	-0.04%	-0.06%	-0.04%	-0.02%	-0.01%	-0.01%	
ADC Concentration (2)	144.60%	153.52%	141.19%	142.80%	126.44%	120.45%	96.05%	125.13%	124.69%	121.98%	118.35%	122.40%

(1) All peer group and other data is from the FR Y-9C and Bank Holding Company Performance Report. Peer group data is based on the Company's asset size at the time of reporting.
(2) Represents ADC concentration as a percentage of EGBN consolidated risk-based capital. (3) Adjusted ADC Concentration excludes loans which are income producing and have a U & O permit. * Virginia Heritage Bank acquisition closed on October 31, 2014.

EAGLE BANCORP, INC.
27

Capital Strength

(Dollar Values in Thousands)	2014Y	2015Y	2016Y	2017Y	2018Y	2019Q1	2019Q2	2019Q3
Total Assets	$ 5,247,880	$ 6,075,577	$ 6,890,096	$ 7,493,617*	$ 8,389,137	$ 8,388,406	$ 8,670,003	$ 9,003,467
Total Common Stockholders' Equity	$ 548,859	$ 738,601	$ 842,799	$ 965,026*	$ 1,108,941	$ 1,148,488	$ 1,184,582	$ 1,184,594
Total Regulatory Capital	$ 631,340	$ 755,212	$ 1,016,713	$ 1,129,954	$ 1,297,427	$ 1,333,424	$ 1,367,227	$ 1,354,313
Tier 1 Leverage Ratio	10.69%	10.90%	10.72%	11.45%	12.10%	12.55%*	12.66%	12.19%
Tier 1 Risk Based Capital Ratio	10.39%	10.68%	10.80%	11.23%	12.49%	12.75%*	12.87%	12.76%
Total Risk Based Capital Ratio	12.97%	12.75%	14.89%	15.02%	16.08%	16.27%*	16.36%	16.08%
Common Equity Tier 1 (CETI) Ratio	N/A	10.68%	10.80%	11.23%	12.49%	12.75%*	12.87%	12.76%
Tangible Common Equity Ratio (1)	8.54%	10.56%	10.84%	11.44%	12.11%	12.65%*	12.60%	12.13%

- 822,200 shares repurchased in 3rd Qtr 2019; Capital impact ($33.4 million)
- Dividend of $0.22 per share paid in 2nd & 3rd Qtr of 2019; Capital Impact ($7.5 million/Qtr)
- $150 million of 10 Year, 5 Year non-call, 5.00% Subordinated Notes sold in July 2016
- $100 million of Common Equity raised through an underwritten offering in March 2015
- $70 million of 10 Year non-call 5.75% Subordinated Notes sold in August 2014

(1) This constitutes a non-GAAP financial measure. Please refer to the Non-GAAP reconciliation and footnotes in the appendices on pages 34 - 39. * Data for 2017 & Q1 2019 is shown on an adjusted basis.

EAGLE BANCORP, INC.
28

Key Success Factors 29 ▪ Building and maintaining core relationships o Cross sales o Focus on key customers ▪ Maintenance of strong credit culture o Conservative underwriting criteria and loan policies o Disciplined committee approval and review process o Portfolio is balanced among C&I, CRE and Construction o Periodic loan and portfolio stress testing o Proactive identification and resolution of problem credits ▪ Built and preserved a strong capital position and balance sheet o Nine capital raising events since August 2008 o Consistent quarterly profitability bolsters the capital position

Key Success factors (continued) 30  Disciplined ALCO process  Maintained focus on areas of strength o Concentration on core geographic markets and products  P roper infrastructure to support the increased volume of business and regulation  Comprehensive Management and Board level reporting  Human Resources o Recruiting of strong, seasoned bankers with local market knowledge and experience o Well designed, incentive based compensation plans o Stability of staff, low turnover rate

EagleBank Growth Strategy 31  Profitability • Pricing discipline to sustain Net Interest Margin • Prudent expense management with streamlined branch system to maintain Efficiency Ratio  Sustain Credit Quality • Maintain balanced portfolio mix: C&I, CRE and Construction • Enhanced monitoring of individual credits • Expanded stress testing  Emphasis on Organic Growth • Only 3.2% deposit market share in DC Metro Area • Significant opportunities to expand C&I business lines including loans and treasury management products • Attract new relationships and develop cross sell opportunities • Enhance infrastructure to support growth beyond $10 billion in assets  Opportunities For Noninterest Income • Residential mortgage origination , FHA commercial mortgage origination, SBA guaranteed loans, treasury management services, insurance

EGBN Total Return Performance 32 Total Return Performance 1 Year 3 Year 5 Year EGBN (8.2%) (8.2%) 25.6% NASDAQ Bank Stock Index 1.2% 22.4% 41.9% NASDAQ Stock Market Index 13.5% 59.8% 79.1% S & P 500 Index 12.0% 42.9% 50.5% SOURCE: SNL Financial, Chart and calculations as of close of trading on October 31, 2019

Appendices 33

Non - GAAP Reconciliation 34 GAAP Reconciliation (Unaudited) (dollars in thousands except per share data) December 31, 2018 March 31, 2019 June 30, 2019 September 30, 2019 Common shareholders' equity 1,108,941$ 1,148,488$ 1,184,582$ 1,184,594$ Less: Intangible assets (105,766) (105,466) (105,219) (104,915) Tangible common equity 1,003,175$ 1,043,022$ 1,079,363$ 1,079,679$ Book value per common share 32.25$ 33.25$ 34.30$ 35.13$ Less: Intangible book value per common share (3.08) (3.05) (3.05) (3.11) Tangible book value per common share 29.17$ 30.20$ 31.25$ 32.02$ Total assets 8,389,137$ 8,388,406$ 8,670,003$ 9,003,467$ Less: Intangible assets (105,766) (105,466) (105,219) (104,915) Tangible assets 8,283,371$ 8,282,940$ 8,564,784$ 8,898,552$ Tangible common equity ratio 12.11% 12.59% 12.60% 12.13%

Non - GAAP Reconciliation 35 * Data for 2017 is shown on an operating basis. GAAP Reconciliation (Unaudited) (dollars in thousands except per share data) December 31, 2014 December 31, 2015 December 31, 2016 December 31, 2017* December 31, 2018 Common shareholders' equity 548,859$ 738,601$ 842,799$ 965,026$ 1,108,941$ Less: Intangible assets (109,908) (108,542) (107,419) (107,212) (105,766) Tangible common equity 438,951$ 630,059$ 735,380$ 857,814$ 1,003,175$ Book value per common share 18.21$ 22.07$ 24.77$ 28.23$ 32.25$ Less: Intangible book value per common share (3.65) (3.24) (3.16) (3.14) (3.08) Tangible book value per common share 14.56$ 18.83$ 21.61$ 25.09$ 29.17$ Total assets 5,247,880$ 6,076,649$ 6,890,097$ 7,493,617$ 8,389,137$ Less: Intangible assets (109,908) (108,542) (107,419) (107,212) (105,766) Tangible assets 5,137,972$ 5,968,107$ 6,782,678$ 7,386,405$ 8,283,371$ Tangible common equity ratio 8.54% 10.56% 10.84% 11.61% 12.11%

Non - GAAP Reconciliation 36 Eagle Bancorp, Inc. GAAP Reconciliation (Unaudited) (dollars in thousands except per share data) GAAP Change Non-GAAP GAAP Change Non-GAAP Income Statements: Income tax expense 35,395 (14,588) 20,807 85,504 (14,588) 70,916 Net income 15,569$ 14,588 30,157$ 100,232$ 14,588 114,820$ Performance Ratios (annualized): Return on average assets 0.82% 1.60% 1.41% 1.62% Return on average common equity 6.49% 12.57% 11.06% 12.67% Assets GAAP Change Non-GAAP Deferred income taxes 28,770 14,588 43,358 Total Assets 7,479,029$ 14,588$ 7,493,617$ Shareholders' Equity Retained earnings 431,544 14,588 446,132 Total Shareholders' Equity 950,438 14,588 965,026 Total Liabilities and Shareholders' Equity 7,479,029$ 14,588 7,493,617$ Interest Income GAAP Change Non-GAAP GAAP Change Non-GAAP Income Tax Expense 35,395 (14,588) 20,807 85,504 (14,588) 70,916 Net Income 15,569$ 14,588$ 30,157$ 100,232$ 14,588$ 114,820$ Earnings Per Common Share Basic 0.46$ 0.43$ 0.88$ 2.94$ 0.43$ 3.36$ Diluted 0.45$ 0.42$ 0.88$ 2.92$ 0.42$ 3.35$ As of December 31, 2017 Three Months Ended December 31, 2017 Twelve Months Ended December 31, 2017 Three Months Ended December 31, 2017 Twelve Months Ended December 31, 2017

Non - GAAP Reconciliation 37 Eagle Bancorp, Inc. GAAP Reconciliation (Unaudited) (dollars in thousands except per share data) GAAP Change Non-GAAP Noninterest Expense Salaries and employee benefits 23,644 (6,153) 17,491 Total noninterest expense 38,304 (6,153) 32,151 Income Before Income Tax Expense 45,645 6,153 51,798 Income Tax Expense 11,895 1,404 13,299 Net Income 33,749$ 4,749$ 38,499$ Earnings Per Common Share Basic 0.98$ 0.14$ 1.12$ Diluted 0.98$ 0.13$ 1.11$ Book value per common share at period end 33.25$ 33.39$ Tangible book value per common share at period end 30.20$ 30.33$ Return on average assets 1.62% 1.85% Return on average common equity 12.12% 13.84% Return on average tangible common equity 13.38% 15.26% Efficiency ratio 43.87% 36.82% Effective tax rate 26.06% 25.67% Other Ratios: Common equity to total assets 13.69% 13.75% Tier 1 capital (to average assets) 12.49% 12.55% Tier 1 risk based capital ratio 11.69% 11.69% Total capital (to risk weighted assets) 16.22% 16.27% Common equity tier 1 capital (to risk weighted assets) 12.69% 12.75% Tangible common equity ratio 12.59% 12.65% Non Interest Expense as a % of average assets 1.81% 1.52% Allowance for credit losses to total nonperforming loans 173.72% 329.15% Three Months Ended March 31, 2019

Non-GAAP Reconciliation

GAAP Reconciliation (Unaudited)
(dollars in thousands except per share data)

	Three Months Ended September 30, 2019		Nine Months Ended September 30, 2019		Twelve Months Ended December 31, 2018		Three Months Ended September 30, 2018		Nine Months Ended September 30, 2018	
Common shareholders' equity			$	1,184,594	$	1,108,941			$	1,061,651
Less: Intangible assets				(104,915)		(105,766)				(106,481)
Tangible common equity			$	1,079,679	$	1,003,175			$	955,170
Book value per common share			$	35.13	$	32.25			$	30.94
Less: Intangible book value per common share				(3.11)		(3.08)				(3.10)
Tangible book value per common share			$	32.02	$	29.17			$	27.84
Total assets			$	9,003,467	$	8,389,137			$	8,057,855
Less: Intangible assets				(104,915)		(105,766)				(106,481)
Tangible assets			$	8,898,552	$	8,283,371			$	7,951,374
Tangible common equity ratio				12.13%		12.11%				12.01%
Average common shareholders' equity	$	1,197,513	$	1,164,541	$	1,022,642	$	1,040,826	$	1,003,439
Less: Average intangible assets		(105,034)		(105,297)		(106,806)		(106,629)		(106,949)
Average tangible common equity	$	1,092,479	$	1,059,245	$	915,836	$	934,197	$	896,490
Net Income Available to Common Shareholders	$	36,495	$	107,487	$	152,276	$	38,949	$	111,959
Average tangible common equity	$	1,092,479	$	1,059,245	$	915,836	$	934,197	$	896,490
Annualized Return on Average Tangible Common Equity (1)		13.25%		13.57%		16.63%		16.54%		16.70%

Eagle Bancorp, Inc.
GAAP Reconciliation (Unaudited)
(dollars in thousands except per share data)

	Nine Months Ended September 30, 2019					
	GAAP		Change		Non-GAAP	
Noninterest Expense						
Nonperforming assets	$	59,137	$	(16,528)	$	42,609
Nonperforming loans	$	57,650	$	(16,528)	$	41,122
Other Ratios (annualized):						
Nonperforming assets to total assets (4)		0.66%				0.47%
Nonperforming loans to total loans (4)		0.76%				0.54%
Allowance for credit losses to total nonperforming loans (4)		127.87%				179.27%

(4) Nonperforming loans at September 30, 2019, includes a $16.5 million loan that was brought current shortly after quarter end.

EAGLE BANCORP, INC. 38

Non - GAAP Reconciliation 39 (1) Tangible common equity to tangible assets (the "tangible common equity ratio") and tangible book value per common share are non-GAAP financial measures derived from GAAP-based amounts. The Company calculates the tangible common equity ratio by excluding the balance of intangible assets from common shareholders' equity and dividing by tangible assets. The Company calculates tangible book value per common share by dividing tangible common equity by common shares outstanding, as compared to book va lue per common share, which the Company calculates by dividing common shareholders' equity by common shares outstanding. The Company considers this information important to shareholders' as tangible equity is a measure that is consistent with the calculation of capital for bank regulatory purposes, which excludes intangible assets from the calculation of risk based ratios and as such is useful for investors, regulators, management and others to evaluate capital adequacy and to compare against other financial institutions.

Market Information – Washington, DC MSA 40  Population 6.2 Million □ 6 th largest market in the U.S.  Employment 3.3 Million □ 38,400 new jobs created in 12 months ended August, 2019 □ Employment growth driven by private sector, over 222,000 net new private sector jobs created over last five years □ Unemployment rate of 3.2% vs. US average of 3.7% (August 2019)  Gross Regional Product (GRP) $529 Billion □ 5th largest regional economy in the U.S. □ 16.7% growth in GRP over the last 10 years □ Federal Government Spending is 31.0% of GRP □ Highest median household income of any major U.S. market

Greater Washington Economy 41 Total Federal Spending = 30.9% of GRP GRP Contribution by Sub - market Education & Health Care 5.8% Other 1.5% Non-Local Business 15.5% Associations 1.8% Hospitality 2.7% International 3.8% Other Federal 16.8% Federal Procurement 14.1% Local Business 38.0% Suburban Maryland 28.0% District of Columbia 24.0% Northern Virginia 48.0% Gross Regional Product $529 Billion SOURCE: Stephen S. Fuller Institute - George Mason University

Loan Portfolio and Growth 42 (Dollar Values in Thousands) Annual Growth Rate Loan Type Balance % of Total Balance % of Total Balance % of Total % Commercial and Industrial 1,493,577$ 22.0% 1,553,111$ 22.2% 1,466,862$ 19.4% (1.8%) Commercial Real Estate: Owner Occupied 863,162 12.6% 887,814 12.7% 956,346 12.7% 10.8% Income Producing 1,949,757 28.5% 2,030,826 29.1% 2,372,758 31.4% 21.7% CRE Bridge Financing 1,240,153 18.1% 1,226,073 17.5% 1,439,525 19.0% 16.1% Subtotal 4,053,072$ 59.2% 4,144,713$ 59.3% 4,768,629$ 63.1% 17.7% Construction & Land: Owner Occupied 56,572 0.8% 57,797 0.8% 81,916 1.1% 44.8% CRE Construction 982,327 14.4% 980,938 14.1% 973,153 12.9% (0.9%) Land 65,264 1.0% 58,877 0.8% 80,636 1.1% 23.6% Subtotal 1,104,163$ 16.1% 1,097,612$ 15.7% 1,135,705$ 15.0% 2.9% Residential Mortgage 104,864$ 1.5% 106,419$ 1.5% 104,563$ 1.4% (0.3%) Consumer & Other 88,996$ 1.3% 89,592$ 1.3% 83,402$ 1.1% (6.3%) Total Loans 6,844,672$ 100.0% 6,991,447$ 100.0% 7,559,161$ 100.0% 10.4% As of September 30, 2018 As of December 31, 2018 As of September 30, 2019

Geographic Detail – Income Producing CRE

(Dollar Value in Thousands)

County	Office/ Condo	Hotel	Mixed Use	Multi-Family	Redevel./ Retail	Industrial	Single & 1-4 Family	Other	TOTAL	% of Total
Maryland										
Montgomery	$ 66,782	$ 44,416	$ 111,968	$ 72,198	$ 17,350	$ 17,704	$ 8,306	$ 12,897	$ 351,621	14.8%
Prince George's	32,979	102,716	2,729	37,559	45,488	35,618	2,182	27,441	286,712	12.1%
Baltimore	2,267	15,480	28,666	1,816	6,681	600	2,078	-	57,588	2.4%
Anne Arundel	1,926	9,730	-	-	8,740	20,058	-	-	40,454	1.7%
Frederick	6,220	-	2,652	-	39,840	2,235	3,527	4,293	58,767	2.5%
Eastern Shore	1,899	59,114	-	-	507	-	1,339	1,981	64,840	2.7%
Howard	2,260	-	-	-	10,400	17,141	1,241	923	31,965	1.3%
Charles	6,355	-	-	-	635	-	153	2,566	9,709	0.4%
Other MD	-	-	156	1,313	1,410	8,964	-	-	11,843	0.5%
Washington DC	74,874	112,925	187,784	159,540	35,993	3,282	77,166	4,702	656,266	27.9%
Virginia										
Fairfax	153,560	-	470	1,060	41,894	626	5,238	56,531	259,379	10.9%
Loudoun	36,621	-	-	41,000	14,935	17,363	237	14,155	124,311	5.2%
Arlington	1,849	46,843	-	245	-	-	5,118	1,926	55,981	2.4%
Alexandria	33,198	-	7,671	-	2,574	-	-	-	43,443	1.8%
Prince William	13,963	27,988	21,526	-	10,896	4,914	1,480	3,143	83,910	3.5%
Fauquier	-	-	-	-	5,005	-	-	-	5,005	0.2%
Other VA	61,541	-	5,648	408	38,007	222	1,557	2,749	110,132	4.6%
Other USA	3,941	2,317	452	31,684	8,177	-	2,778	71,483	120,832	5.1%
Total	$500,235	$421,529	$369,722	$346,823	$288,532	$128,727	$112,400	$204,790	$2,372,758	100.0%
% of Total	21.1%	17.8%	15.6%	14.6%	12.2%	5.4%	4.7%	8.6%	100.0%	

- Focus in core sub-markets: Washington, DC, Montgomery County, Fairfax County

NOTE: Data as of September 30, 2019

EAGLE BANCORP, INC.

43

Geographic Detail – Construction

(Dollar Value in Thousands)

County	Mixed Use	Multi-Family	Residential Condo	Single & 1-4 Family	Office	Hotel	Retail	Other	TOTAL	% of Total
Maryland										
Montgomery	$ -	$ 5,284	$ -	$ 43,782	$ 20,973	$ -	$ -	$ 9,500	$ 79,539	8.2%
Prince George's	-	10,822	-	3,369	-	18,795	-	9,156	42,142	4.3%
Baltimore	-	-	-	1,032	-	-	-	-	1,032	0.1%
Anne Arundel	14,067	-	-	-	-	-	-	-	14,067	1.4%
Frederick	-	-	-	-	-	-	-	-	-	0.0%
Eastern Shore	-	-	-	-	-	-	-	-	-	0.0%
Howard	-	-	-	650	-	-	-	-	650	0.1%
Charles	-	-	-	-	-	-	-	-	-	0.0%
Other MD	1,094	-	-	-	-	-	-	-	1,094	0.1%
Washington DC	153,304	180,124	145,666	53,902	101,500	-	832	9,827	645,155	66.4%
Virginia										
Fairfax	3,055	761	3,324	36,612	7,438	-	-	12,605	63,795	6.6%
Loudoun	964	-	7,208	510	2,988	-	286	-	11,956	1.2%
Arlington	-	-	-	10,135	-	-	-	-	10,135	1.0%
Alexandria	54,094	-	-	2,026	-	-	-	-	56,120	5.8%
Prince William	-	-	-	1,610	-	-	-	7,401	9,011	0.9%
Fauquier	-	-	-	-	-	-	-	-	-	0.0%
Other VA	-	-	-	63	-	-	-	-	63	0.0%
Other USA	-	-	-	75	-	30,357	-	7,962	38,394	3.9%
Total	$226,578	$196,991	$156,198	$153,766	$132,899	$49,152	$1,118	$56,451	$973,153	100.0%
% of Total	23.3%	20.1%	16.1%	15.8%	13.7%	5.1%	0.1%	5.8%	100.0%	
Renovation	$ 61,306	$ 57,627	$ 33,059	$ 46,039	$ 106,798	$ -	$ -	$ 20,233	$ 325,062	33.4%
Ground-Up	$ 165,272	$ 139,364	$ 123,139	$ 107,727	$ 26,101	$ 49,152	$ 1,118	$ 36,218	$ 648,091	66.6%

- Focus in core sub-markets: Washington, DC, Montgomery County, Fairfax County
- Recognized expertise in Single Family and Condo construction lending
- Portfolio is diversified among collateral types

NOTE: Data as of September 30, 2019

EAGLE BANCORP, INC.
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Conservative Securities Portfolio

(Dollar Values in Thousands)

Security Type	Amortized Cost	Gross Unrealized Gain	Gross Unrealized Losses	Estimated Fair Value	Amrt. Cost % of Total Securities
	September 30, 2019				
US Government Agency Securities	$171,585	$941	$706	$171,820	24.4%
Mortgage Backed Securites - GSEs	434,042	5,404	1,417	438,029	61.9%
Municipal Bonds	61,680	2,278	-	63,958	8.8%
Corporate Bonds	9,532	82	-	9,614	1.4%
US Treasury	24,919	7	-	24,926	3.5%
Other Equity Investments	198	-	-	198	0.0%
Total Securities	$701,956	$8,712	$2,123	$708,545	100.0%

Security Type	Amortized Cost	Gross Unrealized Gain	Gross Unrealized Losses	Estimated Fair Value	Amrt. Cost % of Total Securities
	December 31, 2018				
US Government Agency Securities	$260,150	$228	$4,033	$256,345	32.8%
Mortgage Backed Securites - GSEs	477,949	1,575	7,293	472,231	60.2%
Municipal Bonds	45,814	439	484	45,769	5.8%
Corporate Bonds	9,503	79	6	9,576	1.2%
Other Equity Investments	218	-	-	218	0.0%
Total Securities	$ 793,634	$ 2,321	$ 11,816	$ 784,139	100.0%

Security Type	Amortized Cost	Gross Unrealized Gain	Gross Unrealized Losses	Estimated Fair Value	Amrt. Cost % of Total Securities
	September 30, 2018				
US Government Agency Securities	$236,853	$0	$6,528	$230,325	31.9%
Mortgage Backed Securites - GSEs	448,335	140	12,126	436,349	60.5%
Municipal Bonds	48,203	391	858	47,736	6.5%
Corporate Bonds	8,004	61	19	8,046	1.1%
Other Equity Investments	218	-	-	218	0.0%
Total Securities	$741,613	$592	$19,531	$722,674	100.0%

- Portfolio has $6.6 million of net unrealized gains at September 30, 2019
- No holdings of GSE equities or bank Trust Preferred or bank Trust Preferred CDOs
- Average life of portfolio is 2.9 years
- Excludes Federal Reserve and Federal Home Loan Bank stock

EAGLE BANCORP, INC.
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Nationally Recognized Financial Performance 46 ▪ “Top Investment Idea” Recommendation 2012 ▪ “Sm - All Stars” Designation 2011, 2013, 2014, 2015, 2016 & 2017 ▪ Designated as a “Challenger” Bank 2015 & 2016 ▪ Member of KBW Bank Honor Roll 2010 - 2018 ▪ Named as one of Top 100 Performing Community Banks 2018 Independent Community Bankers of America ▪ Community Bankers Cup Award 2012 - 2018

Highly Regarded by Bank Rating Firms 47 FIRM BANK RATING B AUER F INANCIAL , I NC A - 300/300 Green - ***

Experienced Management Team

Susan G. Riel, Chief Executive Officer & President Eagle Bancorp & EagleBank

Ms. Riel, President - Chief Executive Officer of the Bank and Bancorp, and formerly Chief Operating Officer. Ms. Riel has been with the bank for 20 years. She previously served as Executive Vice President - Chief Operating Officer of Columbia First Bank, FSB from 1989 until that institution's acquisition by First Union Bancorp in 1995. She is one of the founding officers of EagleBank. Ms. Riel has over 42 years of experience in the commercial banking industry. Ms. Riel was recently included in the Bisnow 2017 Power Series: Women of Influence in Commercial Real Estate.

Charles D. Levingston, EVP, Chief Financial Officer, Eagle Bancorp, Inc. and EagleBank

Mr. Levingston, Executive Vice President and Chief Financial Officer of the Bank and Company as of April 2017, most recently served as Executive Vice President of Finance at the Bank. Mr. Levingston, a CPA, served in various financial and senior management roles at the bank prior to his current role. Mr. Levingston joined the bank in January 2012, and previously worked at the Federal Reserve Banks of Atlanta and Philadelphia as a commissioned Bank Examiner, and at PriceWaterhouseCoopers as a Manager in the Advisory practice. He has over 18 years of experience in the banking industry.

Antonio F. Marquez, EVP, Chief Commercial Real Estate Lending Officer

Mr. Marquez, Executive Vice President, joined EagleBank in 2011 as the Chief Real Estate Lender. Prior to joining EagleBank, Mr. Marquez established the real estate lending franchise for HSBC for the Washington, DC market Earlier he was the head of Commercial Real Estate lending at Chevy Chase Bank from 1999 to 2005 and prior to that held various lending positions at Chase Manhattan Bank in New York and The Riggs National Bank in Washington, D.C. Mr. Marquez has over 33 years of experience in the banking industry in the Washington, DC metropolitan area.

Lindsey S. Rheaume, EVP, Chief C&I Lending Officer

Mr. Rheaume joined EagleBank as Chief C&I Lending Officer in December 2014 and has over 33 years of commercial lending, credit risk and managerial experience in the financial industry. Most recently, he served as relationship executive for JP Morgan Chase, responsible for business development in the DC, suburban Maryland and Northern Virginia market with clients ranging in revenue from $20MM to $500MM. Previously, he served as executive vice president and commercial lending manager at Virginia Commerce Bank—which was acquired by United Bank in 2014—where he managed the bank's entire commercial and industrial lending activities. Earlier in his career, he held senior commercial lending and credit positions with SunTrust Bank, GE Capital and Bank of America.

Janice L. Williams, EVP, Chief Credit Officer

Ms. Williams, Executive Vice President and Chief Credit Officer of the Bank, has served the Bank as Credit Officer, Senior Credit Officer and Chief Credit Officer for the past 15 years. Prior to employment with the Bank, Ms. Williams was with Capital Bank, Sequoia Bank, and American Security Bank. Additionally, Ms. Williams, a graduate of Georgetown University Law Center and a Member of the Maryland Bar, was previously employed in the private practice of law in Maryland.

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Historical Balance Sheet

(Dollar Values in Thousands)	2014Y	2015Y	2016Y	2017Y*	2018Y	5 Year Compound Growth Rate	2019YTD
Assets							
Cash and Equivalents	$256,025	$298,363	$368,163	$190,473	$321,864	1.0%	$395,522
Securities Available for Sale	404,903	504,772	559,708	625,592	807,645	15.7%	737,270
Total Cash and Securities	660,928	803,135	927,871	816,065	1,129,509	10.2%	1,132,792
Gross Loans HFI	4,312,399	4,998,368	5,677,893	6,411,528	6,991,447	18.9%	7,559,161
Loan Loss Reserves	46,075	52,687	59,074	64,758	69,944	11.3%	73,720
Loans Held for Sale	44,317	47,492	51,629	25,096	19,254	(14.5%)	52,199
Total Net Loans	4,310,641	4,993,173	5,670,448	6,371,866	6,940,757	18.7%	7,537,640
Real Estate Owned	13,224	5,852	2,694	1,394	1,394	(31.5%)	1,487
Total Intangibles	109,626	108,155	106,947	106,824	105,470	100.2%	104,693
Total Servicing Rights	282	387	472	388	296	4.8%	222
Other Assets	153,179	164,875	181,664	197,080	211,711	12.8%	226,633
Total Assets	$5,247,880	$6,075,577	$6,890,096	$7,493,617	$8,389,137	17.3%	$9,003,467
Liabilities							
Deposits	$4,310,768	$5,158,444	$5,716,114	$5,853,984	$6,974,285	16.7%	$7,402,513
FHLB Borrowings	140,000	0	0	325,000	0	(100.0%)	100,000
Repurchase Agreements	61,120	72,356	68,876	76,561	30,413	(17.7%)	30,297
Subordinated Debt	79,300	68,928	216,514	216,905	217,296	87.8%	217,589
Other Liabilities	35,933	37,248	45,793	56,141	58,202	12.4%	68,474
Total Liabilities	4,627,121	5,336,976	6,047,297	6,528,591	7,280,196	16.6%	7,818,873
Equity							
Preferred Equity	71,900	0	0	0	0	(100.0%)	0
Common Equity	546,212	738,410	845,180	966,775	1,113,216	26.7%	1,179,957
Net Unrealized Gain (Loss)	2,647	191	(2,381)	(1,749)	(4,275)	5.2%	4,637
Total Stockholders Equity	620,759	738,601	842,799	965,026	1,108,941	23.0%	1,184,594
Total Liabilities and Equity	$5,247,880	$6,075,577	$6,890,096	$7,493,617	$8,389,137	17.3%	$9,003,467
Balance Sheet Analysis (%)							
Total Gross Loans/ Total Asset	82.17	82.27	82.41	85.56	83.34		83.96
Loans/ Deposits	100.04	96.90	99.33	109.52	100.25		102.12
Reserves/ Loans	1.07	1.05	1.04	1.01	1.00		0.98
Annualized Growth Rates (%)							
Asset Growth Rate	39.15	15.77	13.41	8.76	11.95		9.74
Gross Loans HFI	46.42	15.91	13.59	12.92	9.04		10.80
Deposit Growth Rate	33.65	19.66	10.81	2.41	19.14		8.17

* Data for 2017 is shown on an operating basis.

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Historical Income Statement

(Dollar Values in Thousands, except per share data)

	2014Y*	2015Y	2016Y	2017Y**	2018Y	5 Year Compound Growth Rate	2019YTD**
Total Interest Income	$ 191,573	$ 253,180	$ 285,805	$ 324,034	$ 393,286	20.1%	$ 322,447
Total Interest Expense	13,095	19,238	27,641	40,147	76,293	43.6%	79,112
Net Interest Income	178,478	233,942	258,164	283,887	316,993	17.0%	243,335
Loan Loss Provision	10,879	14,638	11,331	8,971	8,660	(2.0%)	10,146
Service Charges on Deposits	4,906	5,397	5,821	6,364	7,014	8.8%	4,794
Gain/Loss on Sale of Loans	6,886	11,973	11,563	9,276	5,963	(16.4%)	5,874
Gain/Loss on Sale of Securities	22	2,254	1,194	542	97	38.5%	1,628
Loss on early extinguishment of debt	-	(1,130)	-	-	-	100.0%	-
BOLI Revenue	1,283	1,589	1,554	1,466	1,507	15.9%	1,285
Other Noninterest Income	5,248	6,545	7,152	11,725	8,005	10.8%	5,384
Total Noninterest Income	18,345	26,628	27,284	29,373	22,586	(1.8%)	18,965
Salaries and Employee Benefits	57,268	61,749	67,010	67,129	67,734	7.4%	60,482
Premises and Equipment Expenses	13,317	16,026	15,118	15,632	15,660	5.6%	11,007
Marketing and Advertising	1,999	2,748	3,495	4,095	4,566	22.0%	3,626
Data Processing	6,163	7,533	7,747	8,220	9,714	10.5%	7,161
Legal, Accounting and Professional Fees	3,439	3,729	3,673	5,053	9,742	26.8%	8,074
FDIC Insurance	2,333	3,154	2,718	2,554	3,512	9.2%	2,327
Merger Expenses	4,699	141	-	-	-	100.0%	-
Other Noninterest Expenses	10,510	15,636	15,254	15,869	15,783	5.0%	12,459
Total Noninterest Expense	99,728	110,716	115,015	118,552	126,711	8.4%	105,136
Net Income Before taxes	86,216	135,216	159,102	185,736	204,208	22.1%	147,018
Income taxes	31,958	51,049	61,395	70,916	51,932	12.9%	39,531
Net Income	54,258	84,167	97,707	114,820	152,276	26.5%	107,487
Preferred Dividends	614	601	-	-	-	(100.0%)	-
Net Income Available to Common	$ 53,644	$ 83,566	$ 97,707	$ 114,820	$ 152,276	26.8%	$ 107,487
Earnings per Share - Diluted	$ 2.08	$ 2.50	$ 2.86	$ 3.35	$ 4.42		$ 3.12

Virginia Heritage Bank acquisition closed on October 31, 2014.
* Data for 2014 is shown on an operating basis, net of merger related expenses; ** Data for 2017 & Q1 2019 is shown on an adjusted basis. Please refer to the Non-GAAP reconciliation and footnotes in the appendices on pages 34 - 39.

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